AMENDMENT TO MANAGEMENT AGREEMENT

This Amendment, dated as of December 16, 2005, amends the Management Agreement dated December 11, 2002 (the "Agreement") between Paradigm Funds (the "Trust"), on behalf of the Paradigm Value Fund (the "Fund"), and Paradigm Capital Management, Inc. (the "Company").

WHEREAS, the controlling shareholder of the Company has established Paradigm Funds Advisor LLC (the "Adviser") and the Company intends that the Adviser will assume all duties and obligations under the Agreement;

WHEREAS, the Company has agreed to guarantee this Adviser's performance under the Agreement;

WHEREAS, both the Company and the Adviser are owned by the same investors in the same proportions, maintaining the same control; and

WHEREAS, there will be no change in the management or personnel actually providing the advisory services under the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

All references in the Agreement to Paradigm Capital Management, Inc. are hereby changed to Paradigm Funds Advisor LLC.

2.

The Company agrees to act as the Adviser's guarantor in the event the Adviser is unable to meet any obligation to the Trust, the Fund or its shareholders under the terms of the Agreement.

PARADIGM FUNDS

PARADIGM CAPITAL MANAGEMENT, INC.

By:  /s/ Robert A. Benton

By: /s/ Charles J. DiVencenzo, Jr.

Print Name: Robert A. Benton

Print Name: Charles J. DiVencenzo, Jr

Title:

Chief Financial Officer

Title:

Chief Operating Officer

PARADIGM FUNDS ADVISOR LLC

By: /s/ David J. DeLuca

Print Name: David J. DeLuca

Title:   Chief Financial Officer

AMENDMENT TO MANAGEMENT AGREEMENT

This Amendment, dated as of December 16, 2005, amends the Management Agreement dated December 29, 2004 (the "Agreement") between Paradigm Funds (the "Trust"), on behalf of the Paradigm Select Fund (the "Fund"), and Paradigm Capital Management, Inc. (the "Company").

WHEREAS, the controlling shareholder of the Company has established Paradigm Funds Advisor LLC (the "Adviser") and the Company intends that the Adviser will assume all duties and obligations under the Agreement;

WHEREAS, the Company has agreed to guarantee this Adviser's performance under the Agreement;

WHEREAS, both the Company and the Adviser are owned by the same investors in the same proportions, maintaining the same control; and

WHEREAS, there will be no change in the management or personnel actually providing the advisory services under the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

All references in the Agreement to Paradigm Capital Management, Inc. are hereby changed to Paradigm Funds Advisor LLC.

2.

The Company agrees to act as the Adviser's guarantor in the event the Adviser is unable to meet any obligation to the Trust, the Fund or its shareholders under the terms of the Agreement.

PARADIGM FUNDS

PARADIGM CAPITAL MANAGEMENT, INC.

By:  /s/ Robert A. Benton

By: /s/ Charles J. DiVencenzo, Jr.

Print Name: Robert A. Benton

Print Name: Charles J. DiVencenzo, Jr

Title:

Chief Financial Officer

Title:

Chief Operating Officer

PARADIGM FUNDS ADVISOR LLC

By: /s/ David J. DeLuca

Print Name: David J. DeLuca

Title:   Chief Financial Officer

AMENDMENT TO MANAGEMENT AGREEMENT

This Amendment, dated as of December 16, 2005, amends the Management Agreement dated December 29, 2004 (the "Agreement") between Paradigm Funds (the "Trust"), on behalf of the Paradigm Opportunity Fund (the "Fund"), and Paradigm Capital Management, Inc. (the "Company").

WHEREAS, the controlling shareholder of the Company has established Paradigm Funds Advisor LLC (the "Adviser") and the Company intends that the Adviser will assume all duties and obligations under the Agreement;

WHEREAS, the Company has agreed to guarantee this Adviser's performance under the Agreement;

WHEREAS, both the Company and the Adviser are owned by the same investors in the same proportions, maintaining the same control; and

WHEREAS, there will be no change in the management or personnel actually providing the advisory services under the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.

All references in the Agreement to Paradigm Capital Management, Inc. are hereby changed to Paradigm Funds Advisor LLC.

2.

The Company agrees to act as the Adviser's guarantor in the event the Adviser is unable to meet any obligation to the Trust, the Fund or its shareholders under the terms of the Agreement.

PARADIGM FUNDS

PARADIGM CAPITAL MANAGEMENT, INC.

By:  /s/ Robert A. Benton

By: /s/ Charles J. DiVencenzo, Jr.

Print Name: Robert A. Benton

Print Name: Charles J. DiVencenzo, Jr

Title:

Chief Financial Officer

Title:

Chief Operating Officer

PARADIGM FUNDS ADVISOR LLC

By: /s/ David J. DeLuca

Print Name: David J. DeLuca

Title:   Chief Financial Officer